UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2011

Mercari Communications Group, Ltd.
(Exact name of registrant as specified in its charter)

Colorado	000-17284	84-1085935
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

135 Fifth Avenue, 10th Floor New York, NY		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-7689

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.  Corporate Governance and Management.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 6, 2011, Mr. Ronald S. Robbins announced his retirement as Executive Vice President and Chief Operating Officer of Mercari Communications Group, Ltd. (the “Company”).  The Company currently has no plans to replace Mr. Robbins.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCARI COMMUNICATIONS GROUP, LTD.

Dated: May 23, 2011	By: /s/ Tim F. Holderbaum
Tim F. Holderbaum
Executive Vice President, Chief Financial Officer, Secretary & Treasurer

3